Cirmaker Industry Co., Ltd.
(A Taiwan Company)

Consolidated Balance Sheets
as of
December 31, 2002 and 2001

and

Consolidated Statements of Operations,
Changes in Stockholders’ Equity, and
Cash Flows
for the years ended
December 31, 2002 and 2001,
and
for the period of
June 21, 2001 (Date of Inception)
through
December 31, 2002

TABLE OF CONTENTS

                                                                                                                                                                        PAGE

Independent Auditors’ Report                                                                                                                        1

Balance Sheets                                                                                                                                               2

Statements of Operations                                                                                                                              3

Statements of Changes in Stockholders’ Equity                   4

Statements of Cash Flows                                   5

Footnotes                                                      6

Beckstead and Watts, LLP
Certified Public Accountants
3340 Wynn Road, Suite B
Las Vegas, NV 89102
702.257.1984
702.362.0540 (fax)

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Cirmaker Industry Co., Ltd.

We have audited the Consolidated Balance Sheets of Cirmaker Industry Co., Ltd. (the “Company”) (A Taiwan Company), as of December 31, 2002 and 2001, and the related Consolidated Statements of Operations, Stockholders’ Equity, and Cash Flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Cirmaker Industry Co., Ltd. as of December 31, 2002 and 2001 were audited by other auditors whose report dated February 27, 2003, expressed an unqualified opinion of the financial statements.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cirmaker Industry Co., Ltd. (A Taiwan Company) as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

March 20, 2003

E1

Cirmaker Industry Co., Ltd.
Consolidated Balance Sheet
(Expressed in US dollars, unless otherwise stated)

	December 31,

	2002	2001

Assets
Cash and equivalents	$365,930	$20,355
Restricted cash	659,109	227,298
Short-term investments	12,791	-
Trade accounts receivable, net of allowance for doubtful
accounts of $868,689 and $648,554, respectively	5,899,694	5,342,193
Inventory	2,742,855	1,316,968
Other current assets	518,472	599,835

Total current assets	10,198,851	7,506,649

Long-term investments	143,885	475,880

Fixed assets, net	6,104,777	5,248,268

Intangible assets	22,254	14,320
Other assets	392,994	399,231

	$16,862,761	$13,644,348

Liabilities and stockholders' equity

Bank loans	$3,383,883	$2,387,710
Trade accounts payable	3,694,055	845,304
Accrued expense	353,206	380,193
Other payables and customer deposits	69,224	93,400
Current portion of long-term debt	253,476	246,229

Total current liabilities	7,753,844	3,952,836

Long-term debt, less current maturities	1,597,954	1,843,587
Other liabilities	173,990	626,955

	9,525,788	6,423,378

Commitments and contingencies	-	-

Stockholders' equity
Common stock, 21,384,000 shares issued and outstanding	6,426,070	6,426,070
Additional paid-in capital	860,724	860,724
Retained earnings	399,836	325,393
Accumulated other comprehensive income -
foreign currency translation adjustment	(349,657)	(391,217)

	7,336,973	7,220,970

	$16,862,761	$13,644,348

E2

Cirmaker Industry Co., Inc.
Consolidated Statements of Operations
(Expressed in US dollars, unless otherwise stated)

	December 31,

	2002	2001

Net sales	$18,330,322	$12,199,258
Cost of goods sold	(16,357,509)	(9,883,869)

Gross profit	1,972,813	2,315,389

Selling, general and administrative	1,262,372	1,629,933
Depreciation and amortization	397,078	350,228

Net income from operations	313,363	335,228

Other income (expense)
Interest income	9,464	5,876
Interest expense	(237,411)	(224,882)
Other income (loss)	218,256	(20,686)
Exchange gain (loss)	130,319	(112,090)
Loss on long-term investments	(334,734)	(70,035)

Net income (loss) before income taxes	99,257	(86,589)

Income tax (expense) benefit	(24,814)	30,556

Net income (loss)	$74,443	$(56,033)

Weighted average number of
common shares outstanding - basic and fully diluted	21,384,000	20,064,000

Net income (loss) per share - basic and fully diluted	$0.00	-

E3

Cirmaker Industry Co., Inc.
Consolidated Statements of Changes in Shareholders' Equity
(Expressed in US dollars, unless otherwise stated)

					Accumulated
					Other
		Additional	Retained		Comprehensive
	Common Stock	Paid-in Capital	Earnings		Income (Loss )	Total

Balance as of January 1, 2001	$5,972,851	$860,724	$381,426		$-	$7,215,001
Stock Dividends	453,219	-	-		-	453,219
Net loss for the year
ended December 31, 2001			(56,033)			(56,033)
Foreign exchange translation loss					(391,217)	(391,217)

Balance as of December 31, 2001	6,426,070	860,724	325,393		(391,217)	7,220,970
Net income for the year
ended December 31, 2002			74,443			74,443
Foreign exchange translation loss					41,560	41,560

Balance as of December 31, 2002	$6,426,070	$860,724	$399,836	$	(349,657)	$7,336,973

E4

	For the years ended
	December 31,

	2002		2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ( loss)	$74,443	$	(56,033)
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Unrealized loss on reduction of short-term invesments to market	1,705		-
Depreciation and amortization expense	397,078		350,228
Bad debts expense	216,403		575,352
Long-term investment loss	-		5,665
Loss on disposal of fixed assets	-		21,256
Loss on disposal of investment	-		70,029
Unrealized gain on foreign exchange	(3,581)
Change in assets and liabilities:
Notes and accounts receivable	(518,334)		(2,810,986)
Inventories	(1,418,307)		489,797
Prepayments and other receivables	134,578		(686,064)
Deferred income tax assets	(10,526)		(186,968)
Notes and accounts payable	2,843,886		(423,773)
Accrued expenses	(29,176)		151,837
Other payables and collected in advance	(179,430)		(257,388)

Net cash provided by (used in) operating activities	1,508,739		(2,757,048)

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease in accounts receivable – related party	-		1,253,672
Increase in restricted assets	(430,385)		(142,234)
Decrease in long-term investment	331,995		(472,103)
Increase in short-term investment	(14,496)		-
Increase in fixed assets	(1,212,741)		(228,624)
Proceeds from disposal of fixed assets	-		6,322
Proceeds from disposal of long-term investment	-		16,237
Increase in intangible assets	(11,240)		(13,156)
Increase in other assets	(31,635)		(16,036)

Net cash provided by investing activities	(1,368,502)		404,078

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in short-term loans	982,431		1,724,729
Decrease in long-term loans	(250,414)		(78,437)
(Decrease) increase in accounts payable– related party	(526,679)		466,440

Net cash provided by financing activities	205,338		2,112,732

Net decrease in cash and bank deposits	345,575		(240,238)

Cash and bank deposits at beginning of the period	20,355		260,593

Cash and bank deposits at end of the period	$365,930		$20,355

SUPPLEMENTAL DISCLOSURE:
Cash paid during the period for interest	$234,947		$229,103

Cash paid during the year for income tax	$99,472		$133,769

E5

Cirmaker Industry Co., Ltd.
(A Taiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Note 1 – Nature of business and summary of significant accounting policies

Cirmaker Industry Co., Ltd. (“the Company”) was incorporated as a company limited by shares under the Company Law of the Taiwan, Republic of China (R.O.C.) on June 8, 1984. The main activities of the Company includes the manufacturing, the processing, and the sales of electronic components such as crimping terminals, insulated terminals, cable lugs, crimping tools, close ends, butt connectors terminal tape type and writing accessories. Significantly all of the Company’s operations are in the R.O.C.

Basis of presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Restricted cash
At December 31, 2002 and 2001, the Company had restricted cash classified as current asset totaling $659,109 and $227,298, respectively. The restricted cash serves as collateral for various revolving letters of credits and short term bank loans. The cash is held in custody by the issuing bank, is restricted as to withdrawal or use, and is currently invested in Certificates of Deposit. Income from these investments is paid to the Company.

Investments
All long-term investments are recorded at cost and are written down to their estimated recoverable amount if there is evidence of a decline in value which is other than temporary.

Trade receivables
Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition and credit history, and current economic conditions. Trade receivables are written off when deemed uncollectible upon evaluation of such account by Management. Recoveries of trade receivables previously written off are recorded when received.

Inventories
Inventories are stated at the lower of cost or market value, with cost being determined on a weighted average basis. Provisions made for inventory obsolescence and declines in market value are included in cost of goods sold.

E6

Cirmaker Industry Co., Ltd.
(a Taiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Property, plant and equipment
Property, plant and equipment are stated at the lower of cost or estimated net recoverable amount. The cost of property, plant and equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term based on the following life expectancy:

Computer equipment                                 5 years
Vehicles                                                  5 years
Office furniture and fixtures                        7 years
Buildings                                               55 years

Repairs and maintenance expenditures are charged to operations as incurred. Major improvements and replacements, which extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset. When assets are retired or sold, the costs and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.

Revenue recognition policy
Revenue from product sales is recognized when shipped, FOB shipping point. Shipping and handling charges billed to customers are included in net sales, and shipping and handling costs incurred by the Company are included in cost of goods sold.

Earnings per share
Net earnings per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) “Earnings Per Share”. Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of common shares outstanding during the period.

Advertising Costs
The Company expenses all costs of advertising as incurred. The Company expensed $34,166 and $33,880 in advertising costs included in selling and marketing expenses for the years ended December 31, 2002 and 2001, respectively.

Foreign currency translations
The functional currency for the Company’s subsidiaries based in Taiwan is the New Taiwan Dollar. The functional currency for the Company’s non-operating foreign subsidiary in Beijing, PRC is the RMB. Assets and liabilities of the Company’s foreign operations are translated into U.S. dollars at the exchange rates in effect at the balance sheet date; revenues and expenses are translated using the average exchange rates in effect during the period. The cumulative translation adjustments are included in accumulated other comprehensive income or loss, which is a separate component of stockholders’ equity. Foreign currency transaction gains or losses are included in the results of operations.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2002 and 2001. The Company uses the following methods and assumptions to estimate the fair value of each class of financial instruments for which it is practicable to estimate such value:

Cash and short-term investments— The carrying amount approximates fair value because of the short maturity of those instruments.

E7

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Accounts receivable— The carrying value of accounts receivable approximates fair value due to their short-term nature and historical collectibility.

Long-term investments— The fair values of some investments are estimated based on quoted market prices for those or similar investments. As of December 31, 2002 and 2001, the difference between the carrying amount of long-term investments and their fair market value was not significant.

Accounts payable— The carrying value of accounts payable approximates fair value due to the short-term nature of the obligations.

Long-term debt— The fair value of the Company’s long-term debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities. The recorded values of long-term debt approximate their fair values.
Impairment of long lived assets
The Company reviews its long-lived assets and intangibles periodically to determine potential impairment by comparing the carrying value of the long-lived assets with the estimated future cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future cash flows be less than the carrying value, the Company would recognize an impairment loss. Recoverability is based on the sum of undiscounted cash flows expected to be generated by the asset . An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the long-lived assets and intangibles. There was no impairment losses recognized in 2002 or 2001.

Stock-Based Compensation:
The company accounts for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations and has adopted the disclosure-only alternative of FAS No. 123, "Accounting for Stock-Based Compensation." Options granted to consultants, independent representatives and other non-employees are accounted for using the fair value method as prescribed by FAS No. 123. There were no options issued or outstanding as of December 31, 2002.

Comprehensive Income
SFAS No. 130, “Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

Segment reporting
The Company follows Statement of Financial Accounting Standards No. 130, “Disclosures About Segments of an Enterprise and Related Information”. The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

E8

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Income taxes
The Company follows Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“SFAS No. 109”) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent pronouncements
In September 2001, the Financial Accounting Standards Board (FASB) issued Statement No. 143, Asset Retirement Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The statement will be effective for the Company’s fiscal year ending 2003. Management does not expect the adoption of this standard to have a material impact on the Company’s financial statements.

In April 2002, the FASB issued Statement No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendments of FASB Statement No. 13, and Technical Corrections . The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

In June 2002, the FASB issued Statement No. 146, Accounting for Costs Associated With Exit or Disposal Activities. This statement requires the recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred versus the date the Company commits to an exit plan. In addition, this statement states the liability should be initially measured at fair value. The statement is effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

In January 2003, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation — Transition and Disclosure. This statement provides alternative methods of transition for a voluntary change to the fair value–based method of accounting for stock-based employee compensation. In addition, this statement also amends the disclosure requirements of SFAS No. 123 to require more prominent and frequent disclosures in the financial statements about the effects of stock-based compensation. The transitional guidance and annual disclosure provisions of this statement is effective for the December 31, 2002, financial statements. The interim reporting disclosure requirements will be effective for the Company’s March 31, 2003, 10-QSB. Because the Company continues to account for employee stock-based compensation under APB Opinion No. 25, the transitional guidance of SFAS No. 148 has no effect on the financial statements at this time. However, the December 31, 2002, financial statements have incorporated the enhanced disclosure requirements of SFAS No. 148, as presented above under the caption “Employee Stock Plans.”

E9

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

In January 2003, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FASB Interpretation No. 45 clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing certain guarantees. The 2002 financial statements have incorporated the enhanced disclosure requirements of Interpretation No. 45, as presented in Note 1 to the financial statements under the caption “Product warranties.” The Company does not expect that this interpretation will have any other effect on its financial statements.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities. This interpretation establishes standards for identifying a variable interest entity and for determining under what circumstances a variable interest entity should be consolidated with its primary beneficiary. Until now, a company generally has included another entity in its consolidated financial statements only if it controlled the entity through voting interests. Interpretation No. 46 changes that by requiring a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or is entitled to receive a majority of the entity’s residual returns or both. The requirements of Interpretation No. 46 will apply to the Company for its quarter ending September 30, 2003. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

Note 2 – Trade accounts and notes receivable

	December 31,
	2002	2001

Notes receivable	$611,337	$1,072,655
Accounts receivable	6,157,046	4,918,092

	6,768,383	5,990,747
Less: Allowance for doubtful accounts	(868,689	(648,554)

	$5,899,694,	$5,342,193

E10

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Note 3 – Inventories

Inventories consisted of the following:

	December 31,
	2002	2001

Raw materials & supplies	$198,156	$40,035
Work-in-process	172,419	345,771
Finished goods	1,097,874	568,399
Merchandise	1,406,326	448,778

	2,874,775	1,402,983
Less: Reserve for obsolescence	( 131,920	( 86,015

	$2,742,855	$1,316,968

E11

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Note 4 – Long-term investments

Details of long-term investments are summarized as follows:

	December 31, 2002		December 31, 2001

		Percentage of		Percentage of
Name of Investee	Amount	Ownership	Amount	Ownership

Quality Test System, Inc.	$-0-	0.02%	$3,777	0.02%
Sunpentown International, Inc.	143,885	1.07%	472,103	1.07%

Total	$143,885		$475,880

The Company recognized losses on long term investments totaling $334,734 due to a $3,799 writedown of its investment in Quality Test System, Inc. and a $330,935 writedown of its investment in Sunpentown International, Inc. based on the Company’s analysis of the fair market value of the individual company stocks as of December 31, 2002.

Note 5 – Fixed assets

Fixed assets consist of the following:

	December 31, 2002	December 31, 2001

Land	$2,945,635	$2,928,779
Buildings	1,697,835	856,188
Machinery equipment	1,375,772	1,235,968
Transportation equipment	137,200	69,316
Furniture and fixtures	182,886	168,257
Miscellaneous equipment	730,244	528,198
Prepayment for equipment	-	33,887

	7,089,590	5,840,496
Less accumulated depreciation	( 984,813	(592,228)

Total	$6,104,777	$5,248,268

Depreciation expense totaled $397,078 and $350,228 for the years ended December 31, 2002 and 2001, respectively.

E12

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Note 6 – Short-term loans

	December 31,
	2002	2001

Bank loan	$3,383,883	$2,387,710

Interest rates	4.65% - 6.00%	5.50% - 8.37%

The short-term loans listed above were used for working capital and are due within one year.

Note 7 – Long-term debt

Long-term debt consisted of the following:

Bank	Interest Rate

December 31, 2002		Over 1 year	Current Portion	Total	Collateral

Hsinchu International bank	3.5% - 4.375%	$366,299	$149,879	$516,178	Land, Plant and Machinery
E Sun Commercial Bank, Ltd	3.5% - 4.5%	1,231,655	103,597	1,335,252	Land

		$1,597,954	$253,476	$1,851,430

December 31, 2001

Hsinchu International bank	4.375% - 8.585%	$515,976	$143,225	$659,201	Land, Plant and Machinery
E Sun Commercial Bank, Ltd	4.375%	1,327,611	103,004	1,430,615	Land

		$1,843,587	$246,229	$2,089,816

Bank	Interest Rate	Amount
December 31, 2002		Over 1 year	Current Portion	Total	Collateral

Hsinchu International bank	3.5% - 4.375%	$366,299	$149,879	$516,178	Land, Plant and Machinery
E Sun Commercial Bank, Ltd	3.5% - 4.5%	1,231,655	103,597	1,335,252	Land
		$1,597,954	$253,476	$1,851,430

December 31, 2001
Hsinchu International bank	4.375% - 8.585%	$515,976	$143,225	$659,201	Land, Plant and Machinery
E Sun Commercial Bank, Ltd	4.375%	1,327,611	103,004	1,430,615	Land
		$1,843,587	$246,229	$2,089,816

Approximate maturities of long-term debt for years subsequent to December 31, 2002 and 2001, are as follows:

	12/31/02		12/31/01
2003	$252,798	2002	$246,984
2004	216,366	2003	252,798
2005	210,084	2004	216,366
2006	145,509	2005	210,084
2007	123,984	2006	145,509
Therafter	902,689	Thereafter	1,018,075
Total	$1,851,430	Total	$2,089,816

E13

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Note 8 – Pension Plan

         a.  In 1999, the Company established an independent retirement plan in accordance with the Taiwan Labor Standard Law Promulgated by the
             President on July 30 th , 1984 by the Order of Hwa Zhong-I-Tze-No. 14069 covering all regular employees. The Company contributes 2% of salaries paid monthly to an account of “Pension Fund Management Committee” with the Central Trust of China. The pension fund balances are not reflected in the financial statements. The total pension expense was $9,880 and $8,475 for 2002 and 2001, respectively.

         b. The following provides a reconciliation of benefit obligations, funded status of the Pension Fund, as well as a summary of significant assumptions:

	December 31,
	2002	2001
Change in benefit obligation:
Benefit obligation at beginning of year	$(286,466)	$(208,106)
Service cost	(79,741)	(69,728)

Interest cost	(13,720)	(11,817)
Plan amendments	114,936	3,185

Benefit obligation at end of year	$(264,991)	$(286,466)

Change in plan assets:
Fair value of plan assets at beginning of year	16,681	6,851
Actual return on plan assets	(465)	447
Employer contributions	10,904	9,383

Fair value of plan assets at end of year	$27,120	16,681

Funded status of plan:

Under funded status	$(264,991)	$(286,466)
Unrecognized transition obligation	172,532	180,572
Charge to stockholders’ equity	(80,625)	24,950
Additional liability	-	(22,346)

Accrued pension cost	$(173,084)	$(103,290)

Balance sheet amounts :

Accrued benefit liability	$173,084	103,290

Assumption percentages :

Discount rate	4.00%	4.50%

E14

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

Rate of salary increase	3.00%	5.00%
Expected return on plan assets	4.00%	4.50%

Note 9 – Income taxes

The provision (benefit) for income taxes consists of the following:

	December 31,
	2002	2001

Current:
Federal and state	$-	$-
Foreign	(24,814)	30,556

	$(24,814)	$30,556

A reconciliation of taxes on income computed at the federal statutory rate to amounts provided is as follows:

	December 31,
	2002	2001

Tax provision (benefit) computed at the Federal statutory rate of 34%	$-	$-
Increase (decrease) in taxes resulting from:
Foreign operations	(24,814)	30,556

	(24,814)	$30,556

E15

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

The types of temporary differences between the tax basis of assets and liabilities and their financial reporting amounts that give rise to the deferred tax liability and deferred tax asset and their approximate tax effects are as follows:

                                                        December 31,        December 31,
                                     2002            2003
	Temporary Differences	Tax Effect	Temporary Differences	Tax Effect
Deferred tax liabilities-current:
Other temporary differences	$295,948	$73,987	$-	$-
	$295,948	$73,987	$-	$-

                                   December 31,        December 31,
                                     2002            2003
	Temporary Differences	Tax Effect	Temporary Differences	Tax Effect

Deferred tax assets-current:
Reserves and accruals	$1,117,300	$279,325	$789,380	$197,345
	1,117,300	279,325	789,380	197,345

                                   December 31,        December 31,
                                     2002            2003
	Temporary Differences	Tax Effect	Temporary Differences	Tax Effect

Deferred tax assets-non-current:
Reserves and accruals	$168,724	$42,181	$111,536	$27,844
	168,724	42,181	111,536	27,844

The Company files income tax returns in all jurisdictions in which it has reason to believe it is subject to tax. Historically, the Company has been subject to examinations by various taxing jurisdictions. To date, none of these examinations has resulted in any material additional tax. Nonetheless, any tax jurisdiction may contend that a filing position claimed by the Company regarding one or more of its transactions is contrary to that jurisdiction’s laws or regulations

E16

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

It is management’s intention to permanently reinvest the majority of the earnings of foreign subsidiaries in the expansion of its foreign operations. No earnings were repatriated during 2002 or 2001. Unrepatriated earnings, upon which U.S. income taxes have not been accrued, approximate $99,000 at December 31, 2002. Estimated income taxes related to unrepatriated foreign earnings would approximate $30,000.

Note 10 – Stockholders’ equity

The Company had 21,384,000 shares of its common stock issued and outstanding as of December 31, 2002 and 2001, respectively.

Note 11 – Commitments and contingencies

As of December31,2002 and 2001, balance of unused letters of credit amounted to $184,230 and $164,002, respectively.

Note 12 – Related party transactions

  Names and relationships of related parties are as follows:

Name of related party	Relationship

De Chen Paper Company ( De Chen )	The chairman is the supervisor of the Company
Liao Shi-Yi	The Chairman of the Company
Chang Hung-Chun	The General Manager of the Company
Shen Chin-Lu	Shareholder.
Lily-Ku	Shareholder.
Liu Tzu-Yin	Shareholder.

b. The Company, in its normal course of business, conducted certain transactions with related parties as follows:

(1) Purchases of raw materials

	2002		2001

		Percentage		Percentage
		of total		of total
	Amount	purchase	Amount	purchase
De Chen	$3,161	-	$58,184	0.49

E17

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

(2) Sales

	2002		2001
		Percentage		Percentage
		of total		of total
	Amount	Net sales	Amount	Net sales
De Chen	$-	-	$56,221	0.46
Others	21,272	-	14,421	0.12
	$21,272	-	$70,642	0.58

(3) Receivable from and payable to related parties:

	December 31,2002		December 31,2001
		Percentage of Ending Balance		Percentage of Ending Balance
	Amount	balance	Amount	balance

Notes receivable

De Chen	$-	-	$29,184	3.00
Others	489	-	1,717	-

	489	-	30,901	3.00

(4) Financing

	December 31,2002		December 31,2001

	Ending	Maximum	Ending	Maximum
Due from related parties:	Balance	Balance	Balance	Balance

Chang Hung-Chun	$ -	$ -	$ -	$1,253,672

	Ending	Maximum	Ending	Maximum
Due to related parties:	Balance	Balance	Balance	Balance

Chang Hung-Chun	$ -	459,053	$456,426	493,316
Liao Shi-Yi	-	67,626	67,239	152,504
Lily-Ku	-	-	-	7,153
Liu Tzu-Yin	-	4,114	-	20,601
Shen Chin-Lu	-	-	-	36,052
	$ -		$523,665

E18

Cirmaker Industry Co., Ltd.
(aTaiwan Company)
Notes to Financial Statements
(Amounts Expressed in U.S. Dollars)

(5) Property transaction
In 2001, the Company purchased 500,000 shares of Sunpentown International Inc. (“SII”) from Liao Shi-Yi at a total purchase price of $472,103. The fair market value of the shares on the date of purchase was $472,103. The fair market value of the shares as of December 31, 2002 was $143,885 based on the Company’s analysis of the financial position of SII at December 31, 2002. The Company recognized a loss on long term investments in the amount of $330,935 on its Statement of Operations for the year ended December 31, 2002.

Note 13 – Subsequent events

Reverse merger
On March 21, 2003, the Company effected a Merger and Reorganization Agreement (the “Agreement”) with Wrestle-Plex Sports Entertainment, Inc., a State of Nevada publicly-traded company, which subsequently changed its name to Cirmaker Technology Corporation (hereinafter referred to as “CTC-US”).  Pursuant to the Agreement, CTC-US acquired over 80% of the issued and outstanding capital shares of the Company in exchange for 8,050,000 shares of CTC-US. Pursuant to the terms of the Agreement, CTC-US may continue to acquire additional shares until it owns 100% of the Company, if such additional shares are tendered to the escrow agent, even though the Agreement has been closed.
The acquisition was accounted for using the purchase method of accounting as applicable to reverse acquisitions because the former stockholders and board of directors of the Company controlled the CTC-US common stock immediately upon conclusion of the transaction. Under reverse acquisition accounting, the post-acquisition entity was accounted for as a recapitalization of the Company .

E19